Loan No. 33-0914451

PROMISSORY NOTE

$36,600,000.00	New York, New York
February 22, 2012

FOR VALUE RECEIVED, THE ENTITIES LISTED ON SCHEDULE I (individually and/or collectively, as the context may require, “Borrower”), each a Delaware limited liability company and each having an address at 405 Park Avenue, 15th Floor, New York, New York 10022, hereby unconditionally promise to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION, having an address at Wells Fargo Center, 1901 Harrison Street, 2nd Floor, MAC A0227-020, Oakland, California 94612 (together with its successors and/or assigns, “Lender”), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of THIRTY-SIX MILLION SIX HUNDRED THOUSAND AND NO/100 DOLLARS ($36,600,000.00), or so much thereof as is advanced, in lawful money of the United States of America, with interest thereon to be computed from the date of this Note at the Interest Rate, and to be paid in accordance with the terms of this Note and that certain Loan Agreement dated the date hereof between Borrower and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.

ARTICLE 1: PAYMENT TERMS

Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times specified in Article 2 of the Loan Agreement and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.

ARTICLE 2: DEFAULT AND ACCELERATION

The Debt shall without notice become immediately due and payable at the option of Lender upon the occurrence and during the continuance of any Event of Default.

ARTICLE 3: LOAN DOCUMENTS

This Note is secured by the Security Instrument and the other Loan Documents. All of the terms, covenants and conditions contained in the Loan Agreement, the Security Instrument and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Loan Agreement, the terms and provisions of the Loan Agreement shall govern.

ARTICLE 4: SAVINGS CLAUSE

Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the Maximum Legal Rate, (b) in calculating whether any interest exceeds the Maximum Legal Rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the Maximum Legal Rate, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

ARTICLE 5: NO ORAL CHANGE

This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

ARTICLE 6: WAIVERS

Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind, except for any notices expressly required pursuant to the Loan Documents. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement or the other Loan Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower or any other Person who may become liable for the payment of all or any part of the Debt under this Note, the Loan Agreement or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Loan Agreement or the other Loan Documents. If Borrower is a partnership or limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals comprising the partnership or limited liability company, and the term “Borrower,” as used herein, shall include any alternate or successor partnership or limited liability company, but any predecessor partnership or limited liability company and their partners or members shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and be applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term “Borrower,” as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, limited liability company or corporation, which may be set forth in the Loan Agreement, the Security Instrument or any other Loan Document.

ARTICLE 7: TRANSFER

Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

ARTICLE 8: EXCULPATION

The provisions of Article 13 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

ARTICLE 9: GOVERNING LAW

(A)      THIS NOTE WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THIS NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(B)      ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS NOTE MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT:

TIMOTHY FITZGERALD
C/O BOND, SCHOENECK & KING, PLLC
350 LINDEN OAKS, SUITE 310
ROCHESTER, NEW YORK 14625

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

ARTICLE 10: NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Article 14 of the Loan Agreement.

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IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

BORROWER:

ARC3 FETULOK001, LLC, a Delaware limited liability company

By:	/s/William M. Kahane
Name:	William M. Kahane
Title:	President

ARC3 FEGNVNC001, LLC, a Delaware limited liability company

By:	/s/William M. Kahane
Name:	William M. Kahane
Title:	President

ARC3 TSATNNJ001, LLC, a Delaware limited liability company

By:	/s/William M. Kahane
Name:	William M. Kahane
Title:	President

ARC3 WGBYNOH01, LLC, a Delaware limited liability company

By:	/s/William M. Kahane
Name:	William M. Kahane
Title:	President

ARC3 WGFFTKY01, LLC, a Delaware limited liability company

By:	/s/William M. Kahane
Name:	William M. Kahane
Title:	President

ARC3 WGGWDMS01, LLC, a Delaware limited liability company

By:	/s/William M. Kahane
Name:	William M. Kahane
Title:	President

ARC3 WGASNSC01, LLC, a Delaware limited liability company

By:	/s/William M. Kahane
Name:	William M. Kahane
Title:	President

ARC3 WGWTKAL01, LLC, a Delaware limited liability company

By:	/s/William M. Kahane
Name:	William M. Kahane
Title:	President

ARC3 WGSPTLA01, LLC, a Delaware limited liability company

By:	/s/William M. Kahane
Name:	William M. Kahane
Title:	President

ARC3 DGMNVIN001, LLC, a Delaware limited liability company

By:	/s/William M. Kahane
Name:	William M. Kahane
Title:	President

ARC3 DGTRTAL001, LLC, a Delaware limited liability company

By:	/s/William M. Kahane
Name:	William M. Kahane
Title:	President

ARC3 GSCRGCO001, LLC, a Delaware limited liability company

By:	/s/William M. Kahane
Name:	William M. Kahane
Title:	President

ARC3 FDNTNND001, LLC, a Delaware limited liability company

By:	/s/William M. Kahane
Name:	William M. Kahane
Title:	President

ARC3 FDFLATX001, LLC, a Delaware limited liability company

By:	/s/William M. Kahane
Name:	William M. Kahane
Title:	President

ARC3 FDMADNE001, LLC, a Delaware limited liability company

By:	/s/William M. Kahane
Name:	William M. Kahane
Title:	President

ARC3 FDFTYND001, LLC, a Delaware limited liability company

By:	/s/William M. Kahane
Name:	William M. Kahane
Title:	President

ARC3 FDRLAND001, LLC, a Delaware limited liability company

By:	/s/William M. Kahane
Name:	William M. Kahane
Title:	President

ARC3 FDSTWOK001, LLC, a Delaware limited liability company

By:	/s/William M. Kahane
Name:	William M. Kahane
Title:	President

ARC3 FDMTNSD001, LLC, a Delaware limited liability company

By:	/s/William M. Kahane
Name:	William M. Kahane
Title:	President

ARC3 DGLMLIA01, LLC, a Delaware limited liability company

By:	/s/William M. Kahane
Name:	William M. Kahane
Title:	President

ARC3 DGHTNIA01, LLC, a Delaware limited liability company

By:	/s/William M. Kahane
Name:	William M. Kahane
Title:	President

ARC3 DGABTTX01, LLC, a Delaware limited liability company

By:	/s/William M. Kahane
Name:	William M. Kahane
Title:	President

SCHEDULE I

BORROWERS

ARC3 FETULOK001, LLC

ARC3 FEGNVNC001, LLC

ARC3 TSATNNJ001, LLC

ARC3 WGBYNOH01, LLC

ARC3 WGFFTKY01, LLC

ARC3 WGGWDMS01, LLC

ARC3 WGASNSC01, LLC

ARC3 WGWTKAL01, LLC

ARC3 WGSPTLA01, LLC

ARC3 DGMNVIN001, LLC

ARC3 DGTRTAL001, LLC

ARC3 GSCRGCO001, LLC

ARC3 FDNTNND001, LLC

ARC3 FDFLATX001, LLC

ARC3 FDMADNE001, LLC

ARC3 FDFTYND001, LLC

ARC3 FDRLAND001, LLC

ARC3 FDSTWOK001, LLC

ARC3 FDMTNSD001, LLC

ARC3 DGLMLIA01, LLC

ARC3 DGHTNIA01, LLC
ARC3 DGABTTX01, LLC

ADDENDUM TO NOTE
(TEXAS)

The term “Maximum Rate” shall mean the highest lawful rate of interest applicable to this Note. In determining the Maximum Rate, due regard shall be given to all payments, fees, charges, deposits, balances and agreements which may constitute interest or be deducted from principal when calculating interest. If Chapter 303 of the Finance Code, Vernon’s Texas Civil Statutes, is applicable to this Note, and applicable state or federal law does not permit a higher interest rate, the “weekly ceiling” (as defined in Chapter 303 of the Finance Code, Vernon’s Texas Civil Statutes) shall be the interest rate ceiling applicable to this Note and shall be the basis for determining the Maximum Rate. If applicable state or federal law allows a higher interest rate or federal law preempts the state law limiting the rate of interest, then the foregoing interest rate ceiling shall not be applicable to this Note. If the Maximum Rate is increased by statute or other governmental action subsequent to the date of this Note, then the new Maximum Rate shall be applicable to this Note from the effective date thereof, unless otherwise prohibited by applicable law.

Interest on the unpaid principal balance of this Note shall be computed on the basis set forth in the first paragraph of the first page of this Note (the “Stated Rate”), but in no event shall the Stated Rate be greater than the Maximum Rate described immediately above.

It is expressly stipulated and agreed to be the intent of the undersigned and holder hereof (the “Noteholder”) at all times to comply with applicable law governing the Maximum Rate or amount of interest payable on or in connection with this Note and the Loan (or applicable United States federal law to the extent that it permits the Noteholder to contract for, charge, take, reserve or receive a greater amount of interest than under law of the state in which the Premises is located). If the applicable law is ever judicially interpreted so as to render usurious any amount called for under this Note or under the Security Instrument or any other Loan Document, or contracted for, charged, taken, reserved or received with respect to the Loan, or if acceleration of the maturity of this Note or if any prepayment by the undersigned results in the undersigned having paid any interest in excess of that permitted by law, then it is the undersigned’s and the Noteholder’s express intent that all excess amounts theretofore collected by the Noteholder be credited on the principal balance of this Note (or, if this Note has been or would thereby be paid in full, refunded to the undersigned), and the provisions of this Note, the Security Instrument and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate maturity of this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and the Noteholder does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to the Noteholder for the use, forbearance or detention of the indebtedness evidence hereby shall, to the extent permitted by applicable law be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the Maximum Rate. Notwithstanding any provisions contained in this Note, the Security Instrument or in any of the other Loan Documents that permit the compounding of interest, including, without limitation, any provision by which any accrued interest is added to the principal amount of this Note, the total amount of interest that the undersigned is obligated to pay and the Noteholder is entitled to receive with respect to this Note shall not exceed the amount calculated on a simple (i.e., noncompounded) interest basis at the Maximum Rate on principal amounts actually advanced to or for the account of the undersigned, including all current and prior advances and any advances made pursuant to the Security Instrument or other Loan Documents (such as for the payment of taxes, insurance premiums, repairs and other expenses or costs).

THE UNDERSIGNED AND ALL OTHER MAKERS, SIGNERS, SURETIES, GUARANTORS AND ENDORSERS OF THIS NOTE WAIVE DEMAND, PRESENTMENT, NOTICE OF DISHONOR, NOTICE OF INTENT TO DEMAND OR ACCELERATE PAYMENT HEREOF, DILIGENCE IN THE COLLECTING, GRACE, NOTICE AND PROTEST AND AGREE TO ONE OF MORE EXTENSIONS FOR ANY PERIOD OR PERIODS OF TIME AND PARTIAL PAYMENTS, BEFORE OR AFTER MATURITY, WITHOUT PREJUDICE TO THE HOLDER HEREOF. IF COLLECTION PROCEDURES ARE EVER COMMENCED, BY ANY MEANS, INCLUDING LEGAL PROCEEDINGS OR THROUGH A PROBATE OR BANKRUPTCY COURT, OR IF THIS NOTE IS PLACED IN THE HANDS OF ANY ATTORNEY FOR COLLECTION AFTER DEFAULT OR MATURITY, THE UNDERSIGNED AGREES TO PAY ALL COSTS OF COLLECTION OR ATTEMPTED COLLECTION, INCLUDING REASONABLE ATTORNEY’S FEES.

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